Janus Investment Fund

Janus Henderson European Focus Fund

Supplement dated June 22, 2018

to Currently Effective Prospectuses

Effective July 1, 2018, the prospectuses for Janus Henderson European Focus Fund (the “Fund”) are amended as follows:

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Fund’s Prospectuses:

Portfolio Managers: Lars Dollmann, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2018. Stephen Peak is Executive Vice President and Co-Portfolio Manager of the Fund, and has been a member of the Fund’s and Predecessor Fund’s portfolio management team since its inception in 2001.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Fund’s Prospectuses related to the portfolio management of the Fund:

Janus Henderson European Focus Fund

Co-Portfolio Managers Lars Dollmann and Stephen Peak jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Lars Dollmann, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson European Focus Fund. He has been a member of the Fund’s portfolio management team since July 2018. Mr. Dollmann joined Henderson Global Investors Limited in 2015. Prior to joining Henderson Global Investors Limited, Mr. Dollmann was a senior portfolio manager at Adelphi Capital LLP from 2007 to 2015. He holds a diploma in Business Administration from the University of Passau and studied at Tel Aviv University. Mr. Dollmann holds the Chartered Financial Analyst designation.

Stephen Peak, is Head of International Equities of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson European Focus Fund. Mr. Peak has been a member of the Fund’s and Henderson European Focus Fund’s portfolio management team since its inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Peak joined Henderson Global Investors Limited in 1992.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson European Focus Fund

Supplement dated June 22, 2018

to Currently Effective Statement of Additional Information

Effective July 1, 2018, the statement of additional information (“SAI”) for Janus Henderson European Focus Fund (the “Fund”) is amended as follows:

1.	The following is added to the table titled “Other Accounts Managed” found under “Janus Henderson Investment Personnel” in the Trustees and Officers section of the Fund’s SAI:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lars Dollmann*	Number of Other Accounts Managed	None	2(27)	None
	Assets in Other Accounts Managed	None	$22.05M	None

*Effective July 1, 2018, Co-Portfolio Manager Lars Dollmann assumed shared responsibility for the day-to-day management of Janus Henderson European Focus Fund. Data provided in the table for Mr. Dollmann is as of May 31, 2018.

(27) One of the accounts included in the total, consisting of $2.58M of the total assets of the category, has a performance-based advisory fee.

2.	The following is added to the table found under “Ownership of Securities” in the Trustees and Officers section of the Fund’s SAI:

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Lars Dollmann*	Janus Henderson European Focus Fund	None	None

*Effective July 1, 2018, Co-Portfolio Manager Lars Dollmann assumed shared responsibility for the day-to-day management of Janus Henderson European Focus Fund. Data provided in the table for Mr. Dollmann is as of May 31, 2018.

Please retain this Supplement with your records.